UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd. Sugar Land, TX 77478
(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Purchase Agreement

On September 15, 2022 (the “Effective Date”), Applied Optoelectronics, Inc. (“AOI” or the “Company”) and Prime World International Holdings Ltd. (the “Seller”), which is a company incorporated in the British Virgin Islands and wholly owned subsidiary of AOI, entered into a definitive agreement (the “Purchase Agreement”) with Yuhan Optoelectronic Technology (Shanghai) Co., Ltd. (the “Purchaser”), which is a company incorporated in the People’s Republic of China (“PRC”). Pursuant to the Purchase Agreement, among other things, AOI would divest its manufacturing facilities located in the PRC and certain assets related to its transceiver business and multi-channel optical sub-assembly products for the internet datacenter, fiber-to-the-home (“FTTH”) and telecom markets (the “Transferred Business”). AOI would retain its manufacturing facilities in Taiwan and Sugar Land, Texas, as well as assets related to its cable television (“CATV”) business and to its manufacturing of lasers and laser components for the internet datacenter, FTTH, telecom and CATV markets. The closing of this transaction (the “Closing”) is subject to regulatory approvals and closing conditions as described below and set forth in the Purchase Agreement. AOI anticipates that the transaction will not be completed until 2023.

Transaction Structure; Reorganization

This transaction is structured such that Global Technology Co., Ltd., a company incorporated in the PRC and wholly-owned subsidiary of the Seller (the “PRC Subsidiary”), would become a wholly-owned subsidiary of a new company that the Seller will establish in Hong Kong ( “Newco”), and then the Purchaser would purchase from the Seller all of the share capital of Newco (such shares, the “Newco Shares,” and such transaction, collectively, the “Newco Sale”). Prior to consummating the Newco Sale, the Seller will contribute to Newco 100% of its equity interests in the PRC Subsidiary, such that the PRC Subsidiary will become a wholly owned subsidiary of Newco (the “Reorganization”). As a result of the Reorganization and Newco Sale, upon the Closing the PRC Subsidiary will be indirectly wholly owned by Purchaser.

Purchase Price; Use of Proceeds

The purchase price payable by the Purchaser to the Seller will be an amount equal to the $150,000,000 USD equivalent of Renminbi (the “Purchase Price”), less a holdback amount as described below (the “Holdback Amount”) (the Purchase Price less the Holdback Amount, the “Initial Consideration”).

The Holdback Amount will be based on the aggregate value of certain inventory of the PRC Subsidiary that is held for sale to or through AOI, which value will be determined based on an audit of the PRC Subsidiary’s financial statements (the “Completion Audit”). The Completion Audit is to be conducted only after certain filings are made with the Committee on Foreign Investment in the United States (“CFIUS”) and CFIUS notifies the parties that it has concluded that the transaction is not subject to review under Section 721 of the U.S. Defense Production Act of 1950, as amended, including implementing regulations (“DPA”), or that CFIUS has completed all action under the DPA with respect to the transaction (as applicable, the “CFIUS Approval”). As a result, the size of the Holdback Amount will not be known until the CFIUS Approval is obtained and such Completion Audit is conducted.

Half of the Initial Consideration will be paid to the Seller upon the later of (i) the issuance of the Completion Audit, and (ii) the Purchaser obtaining certain outbound direct investment filings, approvals, and/or certificates from the competent Development and Reform Commission and Commerce Department of the PRC and the outbound direct investment foreign exchange registration with a competent bank designated by the State Administration of Foreign Exchange of the PRC (collectively, the “ODI Approval”). The Purchaser will pay the Seller the remainder of the Initial Consideration at the Closing.

Amounts from the Holdback Amount will be released to the Seller after the Closing in monthly installments equal to the value of certain inventory of the PRC Subsidiary depleted during the applicable month, for twelve months or until all of such inventory has been depleted.

As a condition to Closing, the Seller will be required to use a portion of the Initial Consideration to (i) repay certain account payables owed by AOI or its affiliates to the PRC Subsidiary as of the reference date for the Completion Audit; and (ii) provide payment for all of the then outstanding principal amounts and accrued interests of the secured borrowings of the PRC Subsidiary (which payments are subject to reimbursement at Closing) and cause any liens on the PRC Subsidiary’s real property securing such borrowings to be released. Similarly, within seven (7) business days after the Closing, the Purchaser will be required to pay all account payables owed to AOI or its affiliates (excluding the PRC Subsidiary and Newco) as of the reference date for the Completion Audit. The net impact of these obligations to settle inter-company balances cannot yet be determined.

The Seller will also be required to make capital contributions to the PRC Subsidiary in an amount determined with reference to (i) fifty percent (50%) of the difference between the PRC Subsidiary’s net asset value as of December 31, 2020 and June 30, 2022, which is estimated to be $6.3 million, and (ii) the difference between the PRC Subsidiary’s net asset value as of June 30, 2022 and its net asset value as of the reference date used for the Completion Audit, which amount cannot yet be determined.

Prior to the Closing, AOI anticipates investing an amount equal to between 4% and 10% of the estimated proceeds from the transaction in exchange for a 10% equity interest in the Purchaser. Additional details regarding such investment are subject to further negotiation between the parties.

AOI currently intends that the remainder of the net proceeds from the transaction would be used for general working capital purposes.

Representations and Warranties; Covenants

Pursuant to the Purchase Agreement, the Seller and the Purchaser made customary representations and warranties for transactions of this type. In addition, the Seller agreed to be bound by certain covenants that are customary for transactions of this type, including obligations to operate its businesses in the ordinary course and to refrain from taking certain specified actions without the prior written consent of the Purchaser, in each case, subject to certain exceptions and qualifications. Additionally, for a period of seven years from the Closing, the Purchase Agreement restricts the ability of the Seller and its affiliates to engage in businesses competitive with the Transferred Business anywhere in the world, and restricts the ability of the Purchaser and its affiliates to engage in the CATV business in North America for a period of seven years from the Closing as long as the PRC Subsidiary is AOI’s largest supplier of networking products for CATV.

Conditions to Closing

The Closing is subject to the satisfaction or waiver of certain closing conditions, including, without limitation: (i) the parties obtaining CFIUS Approval, (ii) the Purchaser obtaining the ODI Approval, (iii) approval of the Newco Sale and related transactions by the Company’s stockholders or the Company’s receipt and delivery to the Purchaser of an opinion of Delaware counsel confirming that such stockholder approval is not required pursuant to the Delaware General Corporation Law, and (iv) completion of the Reorganization.

Termination

If any of the conditions to Closing have not been satisfied by 5:00 p.m. Beijing time on the date that is nine months after notice of the Newco Sale is filed with CFIUS or such later date as the Seller may agree, then the Purchase Agreement will automatically terminate with immediate effect. In addition, the Purchase Agreement may be terminated at any time prior to the Closing by either the Purchaser or the Seller if the Closing does not occur as a result of the other party failing to comply with certain obligations, including, among others, (i) the Purchaser’s payment of the Purchase Price, (ii) delivery to the other party of evidence that such party is authorized to execute the Purchase Agreement, and (iii) delivery to the other party of an executed instrument of transfer in respect of the Newco Shares.

If the Purchase Agreement is terminated for certain specified reasons prior to the Closing, the Purchaser or the Seller, as applicable, will be required to pay a breakup fee equal to 2% of the Purchase Price. The breakup fee payable by the Purchaser may be reduced to 1% of the Purchase Price if such termination is a result of the Purchaser’s failure to obtain the ODI Approval due to Purchaser’s breach of certain of its obligations under the Purchase Agreement. No termination fee applies in the event the Purchase Agreement is terminated due to a failure to receive CFIUS approval, provided that the parties comply with their obligations to seek CFIUS approval.

Ancillary Agreements

The Purchase Agreement requires that the parties enter into a (i) Trademark License Agreement, pursuant to which AOI will license certain trademarks to the PRC Subsidiary and the Purchaser, (ii) Technology Cross-License Agreement, pursuant to which the certain intellectual property will be licensed to certain licensee(s), (iii) Product Supply Agreement, pursuant to which the Purchaser will purchase certain products and services from AOI, and (iv) Contract Manufacturing Agreement, pursuant to which, the PRC Subsidiary and the Purchaser will manufacture and sell certain products and services to AOI (collectively, the “Ancillary Agreements”). In addition, the parties agreed that certain patents and applications for patents owned or registered by AOI and the Seller and used for the Transferred Business will be transferred to the Purchaser pursuant to a patent transfer agreement to be entered into after the Closing.

The foregoing descriptions of the Purchase Agreement, Trademark License Agreement, Technology Cross-License Agreement, Product Supply Agreement and Contract Manufacturing Agreement do not purport to be complete and are qualified in their entirety by reference to the full text thereof, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4, respectively, and incorporated herein by reference. The Purchase Agreement and the Ancillary Agreements provide investors with information regarding their terms and are not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made only to the parties to the Purchase Agreement as of the dates specified in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual statements of fact about the parties.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction involving the Company. In connection with the proposed transaction, the Company will file relevant materials with the SEC if and when required, which may include pro forma financial information reflecting the disposition of the Transferred Business under Item 9.01 of Form 8-K following the Closing. Stockholders of the Company and other interested persons may obtain more information regarding the names and interests in the proposed transaction of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year-ended December 31, 2021, which was filed with the SEC on February 24, 2022. The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov or from the Company’s website at www.ao-inc.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “poised,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including: important factors, including risks relating to, among others: risks related to the Company’s ability to complete the Newco Sale on the proposed terms and schedule or at all; the risk that certain closing conditions may not be timely satisfied or waived; the failure (or delay) to receive the required regulatory or other government approvals relating to the transaction; and the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement.

When considering forward-looking statements, investors should keep in mind the risk factors and other cautionary statements set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that the Company files with the SEC, from time to time. Except as required under applicable law, the Company assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Item 7.01	Regulation FD Disclosure

On September 15, 2022, the Company issued a press release announcing the execution of the Purchase Agreement, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement for the Sale and Purchase of a New Company to Be Established in Hong Kong Special Administrative Region of The People’s Republic Of China, dated as of September 15, 2022, by and between Prime World International Holdings Ltd., Applied Optoelectronics, Inc. and Yuhan Optoelectronic Technology (Shanghai) Co., Ltd.
10.1	Form of Trademark License Agreement, by and among Applied Optoelectronics, Inc. Global Technology Co., Ltd., and Yuhan Optoelectronic Technology (Shanghai) Co., Ltd.
10.2	Form of Technology Cross-License Agreement, by and among Applied Optoelectronics, Inc. Global Technology Co., Ltd., and Yuhan Optoelectronic Technology (Shanghai) Co., Ltd.
10.3*	Form of Product Supply Agreement, by and between Applied Optoelectronics, Inc. and Yuhan Optoelectronic Technology (Shanghai) Co., Ltd.
10.4*	Form of Contract Manufacturing Agreement, by and among Applied Optoelectronics, Inc. Global Technology Co., Ltd., and Yuhan Optoelectronic Technology (Shanghai) Co., Ltd.
99.1**	Press Release of Applied Optoelectronics, Inc., dated September 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain portions of this exhibit have been omitted pursuant to Item 601(a)(5) and 601(b)(2) of Regulation S-K. A copy of the omitted portions will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for the information so furnished.

** Furnished herewith, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2022		Applied Optoelectronics, Inc.

	By:	/s/ David C. Kuo
David C. Kuo
General Counsel and Secretary